Exhibit 99-B.10


                         CONSENT OF INDEPENDENT AUDITORS

                Exhibit 99-B.10: Consent of Independent Auditors


                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account C:


We consent to the use of our report dated February 2, 2001, relating to the financial statements of Aetna Variable Annuity Account C and our report dated March 27, 2001, relating to the consolidated financial statements of Aetna Life Insurance and Annuity Company, which are incorporated by reference in this Amendment no. 26 to Registration Statement on Form N-4 (File No. 333-01107).

                                                /s/ KPMG LLP


Hartford, Connecticut
July 11, 2001